CONSENT OF INDEPENDENT AUDITORS


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 10 to the Registration Statement (Form N-1A, No. 33-46679) of Atalanta/Sosnoff Investment Trust and to the use of our report dated July 5, 2002, incorporated therein.





                                               /s/ ERNST & YOUNG LLP


Cincinnati, Ohio
September 26, 2002

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